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                                                  EXHIBIT 25

                        WAVERLY, INC.

                      POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Waverly, Inc., a Maryland corporation (the "Company"), hereby constitute and appoint Arthur E. Newman and E. Philip Hanlon, or either of them acting singly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or either of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's 1995 Employee Stock Option Plan.

         Capacity                                 Date


    /Edward B. Hutton Jr./                            July
28, 1995
Edward B. Hutton, Jr.
President, Chief Executive Officer and Director
(Principal Executive Officer)

    /E. Philip Hanlon/                                July
28, 1995
E. Philip Hanlon
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

    /Robert F. Bounds/                                July
28, 1995
Robert F. Bounds
Controller
(Principal Accounting Officer)

     /William M. Passano, Jr./
July 28, 1995
William M. Passano, Jr.
Chairman and Director

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    /E. Magruder Passano, Jr./
July 28, 1995
E. Magruder Passano, Jr.,
Vice Chairman, Secretary and Director

    /Barbara J. Bonnell/
July 28, 1995
Barbara J. Bonnell, Director

    /David J. Callard/                                July
28, 1995
David J. Callard, Director

    /Donald W. Dick, Jr./                             July
28, 1995
Donald W. Dick, Jr., Director

    /Michael M.E. Johns, M.D./
July 28, 1995
Michael M.E. Johns, M.D., Director

    /Samuel G. Macfarlane/                            July
28, 1995
Samuel G. Macfarlane, Director

    /Carolyn Manuszak/                                July
31, 1995
Carolyn Manuszak, Director

    /Ackneil M. Muldrow, II/                          July
28, 1995
Ackneil M. Muldrow, II, Director

    /Edward M. Passano, Sr./                          July
27, 1995
Edward M. Passano, Sr., Director

    /Richard C. Riggs, Jr./                           July
28, 1995
Richard C. Riggs, Jr., Director

    /John F. Spahr, Jr./
July 28, 1995
John F. Spahr, Jr., Director

    /Rodney G. Stieff/                                July
28, 1995
Rodney G. Stieff, Director

    /Oliver S. Travers/                               July
28, 1995
Oliver S. Travers, Director

    /Michael Urban/                                   July
28, 1995
Michael Urban, Director